STATE OF NORTH CAROLINA                  MODIFICATION AND EXTENSION
                                                 OF LEASE
COUNTY OF MECKLENBURG

     THIS MODIFICATION AND EXTENSION OF LEASE made this 27 day of September, 1995, by and between Berryhill Investment Company, LLC, hereinafter "Landlord" and Speizman Industries, Inc., hereinafter "Tenant":

                                   WITNESSETH


     WHEREAS,  B.F. Knott, as landlord,  entered into a lease dated May 10, 1993
with  Tenant,  hereinafter  the  "Lease  Agreement",   regarding  the  lease  of
approximately 25,000 square feet of space in a building at 1306 Berryhill Road, Charlotte, North Carolina, hereinafter the "Premises"; and

     WHEREAS, B.F. Knott and Tenant have modified and extended the Lease Agreement through April 30, 1996; and

     WHEREAS, B.F. Knott has transferred to Landlord his interest in the Premises; and

     WHEREAS, Landlord desires to confirm the Lease Agreement as modified and extended, and Landlord and Tenant desire to further modify and extend the Lease Agreement;

     NOW, THEREFORE, the parties hereto do hereby ratify and affirm the provisions of the Lease Agreement, dated May 10, 1993, as modified and extended, and further modify and extend the Lease Agreement as follows:

     1. The parties  extend the Lease  Agreement as modified for the  twenty-six
(26) months beginning November 1, 1995 and ending December 31, 1997.

     2. The parties agree that the Premises shall include, in addition to the original premises of approximately 25,000 square feet, an additional space of approximately 15,650 square feet located adjacent to the original premises, for a total of approximately 40,650 square feet.

     3. Tenant shall pay to Landlord rental in the amount of $9,315.63 per month for the fourteen (14) months from November, 1995 through December, 1996; and $9,654.38 per month for the twelve (12) months of 1997, totalling $246,271.38 for the extension period.

     4. During the last six (6) months of this extension period, Landlord may place signs on the property and Landlord may show the Premises to prospective purchasers and/or tenants during all reasonable hours upon reasonable notice to Tenant.

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     5. Upon departure from the Premises, Tenant will clean all warehouse floors and leave them free of grease, oil, dirt and other foreign material and Tenant will clean all carpeting in the offices.

     6. All other terms and conditions of the Lease Agreement dated May 10, 1993 shall remain the same.

     IN WITNESS WHEREOF, this Modification and Extension of Lease has been duly executed by the new Landlord and the Tenant as of the day and year first above written.


                                      LESSOR: Berryhill Investment Company, LLC

                                      By: (Signature of Susan K. Floyd)
                                          ------------------------------------
                                             Member/Manager


                                       LESSEE: SPEIZMAN INDUSTRIES, INC.

                                       By: (Signature of Josef Sklut)
                                           -----------------------------------
                                             Vice President, Finance